Exhibit 99.2

Diamondback Energy, Inc. Announces Results of Tender Offers for Any and All of its Outstanding 4.400% Senior Notes due 2051 and 4.250% Senior Notes due 2052

April 13, 2026

MIDLAND, Texas, April 13, 2026 (GLOBE NEWSWIRE) -- Diamondback Energy, Inc. (NASDAQ: FANG) (the “Company” or “Diamondback”) today announced the expiration and results of its tender offers to purchase for cash any and all of its outstanding 4.400% Senior Notes due 2051 (the “2051 Notes”) and 4.250% Senior Notes due 2052 (the “2052 Notes” and together with the 2051 Notes, the “Notes”). The tender offers (the “Offers”) were made under the Offer to Purchase, dated April 6, 2026 (as may be amended or supplemented from time to time, the “Offer to Purchase”), and its accompanying notice of guaranteed delivery (the “Notice of Guaranteed Delivery”). Capitalized terms used but not defined in this press release have the meanings given to them in the Offer to Purchase. The Offers expired at 5:00 p.m., New York City time, on April 10, 2026 (the “Expiration Date”).

According to information provided by D.F. King & Co., Inc., the Tender and Information Agent for the Offers, $776,763,000.00 aggregate principal amount of Notes were validly tendered by the Expiration Date and not validly withdrawn. This amount excludes $35,919,000.00 aggregate principal amount of Notes reflected in Notices of Guaranteed Delivery under the guaranteed delivery procedures specified in the Offer to Purchase (the “Guaranteed Delivery Procedures”) that were submitted by the Expiration Date, all of which remain subject to performance of the delivery requirements under the Guaranteed Delivery Procedures.

The table below includes information about the aggregate principal amount of Notes referred to above broken out between 2051 Notes and 2052 Notes.

Title of Security	CUSIP / ISIN(1)	Aggregate Principal Amount Outstanding	Aggregate Principal Amount Tendered(2)	Principal Amount Reflected in Notices of Guaranteed Delivery(3)
4.400% Senior Notes due 2051	CUSIP: 25278XAQ2 ISIN: US25278XAQ25	$386,412,000	$282,858,000.00	$28,103,000.00
4.250% Senior Notes due 2052	CUSIP: 25278XAT6 ISIN: US25278XAT63	$605,258,000	$493,905,000.00	$7,816,000.00

(1)	No representation is made as to the correctness or accuracy of the CUSIP numbers and ISINs listed herein. Such information is provided solely for the convenience of the Holders (as defined below) of the Notes.

(2)	These amounts exclude the principal amounts of Notes for which holders of Notes (“Holders”) have delivered Notices of Guaranteed Delivery that remain subject to compliance with the Guaranteed Delivery Procedures.

(3)	To be accepted for purchase as of the time of this news release. Notes reflected in Notices of Guaranteed Delivery must be transferred to the Tender Agent’s account at Depository Trust Company by 5:00 p.m., New York City time, on April 14, 2026.

The consideration (the “Consideration”) for each $1,000 principal amount of Notes accepted for purchase in the Offer is $825.60 for the 2051 Notes and $802.42 for 2052 Notes. In addition to the Consideration, Holders whose Notes are accepted for purchase will receive a cash payment representing the accrued and unpaid interest (such interest as described below, the “Accrued Interest”) on such Notes from the last interest payment date up to, but not including, the Settlement Date (as defined below). Interest will cease to accrue on the Settlement Date for all Notes accepted for purchase, including those tendered pursuant to the Guaranteed Delivery Procedures.

Excluding Notes reflected in Notices of Guaranteed Delivery, the Company intends to accept for purchase the principal amount of all Notes specified in the table above and pay the applicable Consideration and Accrued Interest for such Notes on the Settlement Date, which is expected to be today, April 13, 2026, unless extended (the date on which such payment occurs is the “Settlement Date”). The Company expects to accept for purchase and pay the applicable Consideration and Accrued Interest for the principal amount of all Notes tendered in compliance with the Guaranteed Delivery Procedures on April 15, 2026, unless extended.

The description of the Offers in this press release is only a summary and is qualified in its entirety by reference to the Offer to Purchase.

TD Securities, BofA Securities, Citigroup, and Wells Fargo Securities are the dealer managers for the Offers. Investors with questions regarding the Offers may contact the dealer managers at the following telephone numbers: (i) TD Securities at (866) 584-2096 (toll-free) or (212) 827-2842 (collect), (ii) BofA Securities at (888) 292-0070 (toll-free) or (980) 388-0539 (collect), (iii) Citigroup at (800) 558-3745 (toll-free) or +1 (212) 723-6106 (collect) and (iv) Wells Fargo Securities at (866) 309-6316 (toll-free) or (704) 410-4235 (collect). D.F. King & Co., Inc. is the tender and information agent for the Offers and can be contacted at (888) 541-9895 (toll-free) (bankers and brokers can call collect at (646) 677-2522) or by email at diamondback@dfking.com.

None of the Company or its affiliates, their respective boards of directors, the dealer managers, the tender and information agent, and the trustee with respect to any Notes is making any recommendation as to whether Holders should tender any Notes in response to the Offers, and neither the Company nor any such other person has authorized any person to make any such recommendation. Holders must make their own decision as to whether to tender any of their Notes, and, if so, the principal amount of Notes to tender.

This press release is for informational purposes only and does not constitute an offer to sell, or a solicitation of an offer to buy, any security. No offer, solicitation or sale has been or will be made in any jurisdiction in which such an offer, solicitation or sale would be unlawful. The Offers were only made pursuant to the Offer to Purchase. Holders of the Notes are urged to carefully read the Offer to Purchase before making any decision with respect to the Offers.

About Diamondback Energy, Inc.

Diamondback is an independent oil and natural gas company headquartered in Midland, Texas focused on the acquisition, development, exploration and exploitation of unconventional, onshore oil and natural gas reserves primarily in the Permian Basin in West Texas.

Cautionary Note Regarding Forward-Looking Statements

This news release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which involve risks, uncertainties, and assumptions. All statements, other than statements of historical fact, including statements regarding the completion of the Offers, Diamondback’s future performance; business strategy; future operations (including drilling plans and capital plans); estimates and projections of revenues, losses, costs, expenses, returns, cash flow, and financial position; reserve estimates and its ability to replace or increase reserves; anticipated benefits of strategic transactions (including acquisitions and divestitures); and plans and objectives of management (including plans for future cash flow from operations and for executing environmental strategies) are forward-looking statements. When used in this news release or otherwise by Diamondback, the words “aim,” “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “future,” “guidance,” “intend,” “may,” “model,” “outlook,” “plan,” “positioned,” “potential,” “predict,” “project,” “seek,” “should,” “target,” “will,” “would,” and similar expressions (including the negative of such terms) as they relate to Diamondback are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. Although Diamondback believes that the expectations and assumptions reflected in its forward-looking statements are reasonable as and when made, they involve risks and uncertainties that are difficult to predict and, in many cases, beyond Diamondback’s control. Accordingly, forward-looking statements are not guarantees of future performance and Diamondback’s actual outcomes could differ materially from what Diamondback has expressed in its forward-looking statements. Information concerning these risks and uncertainties and other factors can be found in the Offer to Purchase and in Diamondback’s filings with the U.S. Securities and Exchange Commission (“SEC”), including its reports on Forms 10-K, 10-Q and 8-K, each of which can be obtained free of charge on the SEC’s web site at http://www.sec.gov. Diamondback undertakes no obligation to update or revise any forward-looking statement unless required by applicable law.

Company Contact:

Adam Lawlis

+1 432.221.7467

alawlis@diamondbackenergy.com